UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2005

                                  ASPEON, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



          000-21477                                           52-1945748
---------------------------                                -------------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

       23332 Mill Creek Drive, Suite 230, Laguna Hills, California, 92653
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (949) 639-3434

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     7
                                        -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................3

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................5

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES....................................................................5


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2005 Mr. David Cutler, the Company's sole director and officer, entered into a conditional agreement with attorney Frank G. Blundo, Jr., the assignee for the benefit of the creditors of Aspeon, Inc., to pay up to $50,000 for a number of new, unregistered shares of common stock in the Company to be determined in due course. All proceeds from the issuance of the new, unregistered shares of common stock in the Company will be assigned for the benefit of the creditors of Aspeon, Inc. The agreement is initially dependent on Mr. Cutler completing a due diligence review of the Company's affairs to his satisfaction on or before June 15, 2005. Mr. Cutler paid $5,000 on conclusion of the agreement on April 25, 2005, a further $20,000, currently held in escrow by attorney Frank G Blundo Jr., is payable on completion of the due diligence review to the satisfaction of Mr. Cutler and a final $25,000 is due and payable when Mr. Cutler receives a letter from the Company's attorneys confirming that the current shareholder law suit against the Company has been permanently dismissed, provided such letter is received by Mr. Cutler on or before December 31, 2005. The number new, unregistered shares of common stock in the Company to be issued to Mr. Cutler will be determined following the completion of his due diligence review but is anticipated to be substantially dilutive to existing stockholders.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Not Applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable.


       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.


                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable.



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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Currently the Company has no full time employees, no operating business, no income and no assets that are not subject to an assignment for the benefit of creditors. The Company is also subject to a lawsuit by shareholders and is substantially in arrears in the preparation of its financial accounts and in its filings with the SEC.

Mr. Cutler will evaluate the possibility of bringing the Company's financial accounts and SEC filings up to date with a view to seeking re-listing on the over the counter bulletin board. There is no assurance that it will be possible to bring the Company's affairs up to date or achieve re-listing on the over the counter bulletin board. With no income and no assets available for the ongoing operations of the Company, the Company is now dependent on raising additional equity or debt to fund its ongoing operating expenses. There is no assurance that the Company will be able raise such additional equity or debt to fund its ongoing operating expenses

If the Company is able to satisfactorily complete its assignment for the benefit of its creditors, win its ongoing lawsuit with certain shareholders, bring its financial accounts and its filings with the SEC up to date and achieve re-listing on the over the counter bulletin board, the Company currently intends to seek to acquire another entity with experienced management and opportunities for growth in return for shares of our common stock in an attempt to create value for our shareholders. There is no assurance that such a transaction will be completed.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements - Not Applicable
b)       Exhibits -  None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                                  (Registrant)

                                  Dated: May 11, 2005


                                   /s/ David J. Cutler
                                  --------------------------------------
                                    David J. Cutler, President








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